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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Experts" and "Selected Historical Financial Data of APCOA" and to the use of our reports dated February 3, 1998, in the Registration Statement (Form S-4) and related Prospectus of APCOA, Inc. for the registration of $140,000,000 of 9 1/4% Senior Subordinated Notes.

Cleveland, Ohio                                                ERNST & YOUNG LLP
April 13, 1998